LORD ABBETT SECURITIES TRUST

Lord Abbett Fundamental Equity Fund

Supplement dated September 5, 2018 to the

Prospectus dated March 1, 2018, as supplemented

The following table replaces the table in the subsection under “Management – Portfolio Manager” on page 23 of the prospectus:

Portfolio Manager/Title	Member of the Investment Management Team Since
Eli Rabinowich, Portfolio Manager	2018
Jeff D. Diamond, Portfolio Manager	2018
So Young Lee, Portfolio Manager	2018

The following paragraph replaces the second paragraph under “Management and Organization of the Funds – Portfolio Managers” on page 178 of the prospectus:

Fundamental Equity Fund. Eli Rabinowich, Portfolio Manager, heads the Fund’s team. Mr. Rabinowich joined Lord Abbett in 2018 and has been a member of the Fund’s team since 2018. Mr. Rabinowich was formerly a Portfolio Manager, Partner, and Analyst at Pzena Investment Management from 2004-2018. Assisting Mr. Rabinowich are Jeff D. Diamond, Portfolio Manager, and So Young Lee, Portfolio Manager. Mr. Diamond and Ms. Lee joined Lord Abbett in 2007 and 2013, respectively, and have been members of the Fund’s team since 2018. Messrs. Rabinowich and Diamond and Ms. Lee are jointly and primarily responsible for the day-to-day management of the Fund.

Please retain this document for your future reference.